Execution Version

Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of this 31st day of March, 2011 is made by and among America West Resources, Inc., a Nevada corporation, (the “Company”), and Denly Utah Coal, LLC, a Texas limited liability company (“Denly”), John Thomas Bridge and Opportunity Fund, L.P., a Delaware limited partnership (“JTBOF1”) and John Thomas Bridge and Opportunity Fund, L.P. II, a Delaware limited partnership (“JTBOF2”), and any subsequent transferee of Restricted Securities (as defined below) that becomes a party to this Agreement pursuant to Section 2.4 of this Agreement.

WHEREAS, Denly, JTBOF1 and JTBOF2 have acquired, and may in the future acquire, shares of Common Stock of the Company; and

WHEREAS , among other matters , the Company has undertaken to register the resale of such shares of Common Stock and comply with certain other covenants with respect to the same pursuant to the terms set forth herein.

NOW, THEREFORE, the Company and the Holders hereby covenant and agree as follows:

1.

Definitions.   All terms not defined herein shall have the following respective meanings:

“Common Stock” shall mean the common stock, par value $0.0001 per share, of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the applicable time.

“Holder” shall mean any holder of Restricted Securities who is or become as a party to this Agreement.  As of the date hereof, Denly, JTBOF1 and JTBOF2 are Holders.

“Initiating Holders” means, collectively, the Holders who properly initiate a registration request under this Agreement.

“Restricted Securities” means (i) the Common Stock issued to Denly, Denly ACI Partners, Ltd., The von Waaden 2004 Revocable Trust, JTBOF1 and/or JTBOF2 prior to or on the date hereof, (ii) any Common Stock issued or issuable , or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any convertible notes, warrants, options, rights or other securities of the Company, to Denly, Denly ACI Partners, Ltd., The von Waaden 2004 Revocable Trust, JTBOF1 and/or JTBOF2 after the date hereof; and (iii) any Common Stock issued as or as a result of (or issuable upon the conversion or exercise of any convertible notes, warrants, options, rights, or other securities that are issued as or as a result of) a dividend, stock split or other distribution with respect to, or in exchange for or in replacement of, the securities referenced in clauses (i) and (ii) above.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the applicable time.

“SEC” shall mean the U.S. Securities and Exchange SEC , or any other federal agency at the time administering the Securities Act.

2.

Registration Rights.  The Company covenants and agrees as follows:

SECTION 2.1

Demand Registration.

(a)

Form S-1 Demand ..   If, at any time after the date hereof, the Company receives a request from Holders of at least fifty percent (50%) of the Restricted Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least forty percent (40%) of the Restricted Securities then outstanding, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Restricted Securities that the I nitiating Holders requested to be registered and any additional Restricted Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3 below.

(b)

Form S-3 Demand ..  If, at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least ten percent (10%) of the Restricted Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Restricted Securities of such Holders, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Restricted Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3 below.

(c)

Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than thirty (30) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such thirty (30) day period.

(d)

The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) after the Company has effected two registrations pursuant to Section 2.1(a), or (ii) if the Initiating Holders propose to dispose of shares of Restricted Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b) ..  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) if the Company has effected two registrations pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request.  A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC.

SECTION 2.2

Piggyback Registration.  If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities (including, without limitation, the Common Stock) under the Securities Act in connection with the public offering of such securities solely for cash, the Company shall, at such time, promptly give each Holder notice of such registration.  Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Restricted Securities that each such Holder has requested to be included in such registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Restricted Securities in such registration.

SECTION 2.3

Underwriting Requirements.

(a)

If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Restricted Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice.  The underwriter will be selected by the Initiating Holders, subject only to the reasonable approval of the Company.  In such event, the right of any Holder to include such Holder’s Restricted Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Restricted Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Section 2.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Restricted Securities that otherwise would be underwritten pursuant hereto, and the number of Restricted Securities that may be included in the underwriting shall be allocated among such Holders of Restricted Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Restricted Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders ; provided, however, that the number of Restricted Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

(b)

In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Restricted Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters.  Notwithstanding any other provision of this Agreement or any underwriting agreement, if the managing underwriter determines that market factors require a limitation of the aggregate number of shares to be underwritten with respect to any offering of shares of the Company’s capital stock pursuant to Section 2.2, the managing underwriter may only limit the Restricted Securities that may be included in the registration and underwriting as follows: the number of Restricted Securities that may be included in the registration and underwriting by Holders shall be determined by multiplying the number of shares of all securities of the Company to be included in such registration and underwriting, times a fraction, the numerator of which is the number of Restricted Securities requested to be included in such registration and underwriting by Holders , and the denominator of which is the total number of securities of the Company to be included in such registration and underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such  person to the nearest 100 shares. If either Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of any registration statement. Any Restricted Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

(c)

For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Restricted Securities that Holders have requested to be included in such registration statement are actually included.

SECTION 2.3

Registration Procedure.  W henever the Company is required under this Agreement to effect the registration of any Restricted Securities , the Company shall, as expeditiously as reasonably possible:

(a)

prepare and file with the SEC a registration statement with respect to such Restricted Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Restricted Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Restricted Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to two hundred forty (240) days, if necessary, to keep the registration statement effective until all such Restricted Securities are sold.

(b)

prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement

(c)

furnish to each Holder such number of prospectuses, offering circulars or other documents incident to any registration right , qualification or compliance referred to herein as provided or, if not otherwise provided, as such Holder from time to time may reasonably request.

( d)

use best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders.

(e)

in the event of any underwritten public offering, the Company will enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

(f)

notify each Holder of Restricted Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)

cause all such Restricted Securities registered pursuant to this Agreement to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed.

(h)

provide a transfer agent and registrar for all Restricted Securities registered pursuant hereunder and a CUSIP number for all such Restricted Securities, in each case not later than the effective date of such registration.

(i)

pay all expenses of any and all registrations permitted or undertaken pursuant to Article 2 of this Agreement and of all other offerings by the Company (including, but not limited to, all expenses incurred in connection with registrations, filings and qualifications (including all registration, filing and qualification fees, printer’s and accounting fees; fees and disbursements of counsel for the Company, and fees and disbursements of counsel to the Holders (not to exceed $20,000)).

(j )

make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith.

(k)

notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(l)

after any such registration statement hereunder has become effective, the Company will notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

SECTION2.4

Subsequent Transferees as Holders ..  The Company and each Holder agrees that t he registration rights provided under this Agreement shall be available to any subsequent transferee of the Restricted Securities by any Holder.  Each subsequent transferee shall become a Holder entitled to the registration rights, and all other rights, benefits and obligations, under this Agreement upon the delivery of a written statement to the Company agreeing to be bound by the terms and conditions of this Agreement as a Holder.  Such written statement, when delivered to the Company, shall be effective to make such subsequent transferee a Holder under this Agreement as though it were an original signatory hereto, without further action required by the other Holders or the Company.  Within ten (10) days following receipt of such written statement, the Company shall provide notice thereof to all other Holders.

3.

Indemnification ..

SECTION 3.1

Indemnification by the Company. In the event of any registration of the Restricted Securities of the Company under the Securities Act, the Company agrees to indemnity and hold harmless Holders and any other person who participates as an underwriter in the offering or sale of such securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys’ fees (collectively, “Claims”), to which Holders or underwriter may become subject under the Securities Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which either Holders’ Restricted Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each Holder and each such underwriter for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by either Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of either Holder or any such underwriter and shall survive any transfer of the Restricted Securities by each Holder.

SECTION 3.2

Indemnification by Holders . The Company may require, as a condition to including the Restricted Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the requesting Holder (s) , to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1 ) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the requesting Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  Notwithstanding the foregoing, the maximum liability hereunder that any Holder shall be required to suffer shall be limited to the net proceeds to such Holder from the Restricted Securities sold by such Holder in the offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive any transfer of the Securities by each Holder.

SECTION 3.3

Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article 3, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 3, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnifying party, unless in such indemnified party ’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Claim.

SECTION 3.4

Indemnification Payments. The indemnification required by this Article 3 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

4.

Additional Covenants ..

SECTION 4.1

Restrictive Legend ..  It is understood that the certificates evidencing the shares of the Restricted Securities shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, A “NO ACTION” LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH OFFER FOR SALE OR SALE, COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

SECTION 4.2

Rule 144 ..   With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best lawful efforts to:

(a)

Make and keep adequate current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Exchange Act;

( b)

File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements);

(c)

So long as either Holder owns any Restricted Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as either Holder may reasonably request in availing themselves of any rule or regulation of the SEC allowing Holder to sell any such securities without registration ; and

(d)

From time to time, upon the request of any Holder, cause counsel for Company to issue, at the expense of Company, an opinion to the transfer agent for the Company’s securities and the broker for Holder confirming that the applicable Restricted Shares may be sold without registration under the Securities Act pursuant to Rule 144 thereunder.

Further, in connection with any sale, transfer or other disposition by any Holder of any Restricted Shares pursuant to Rule 144, Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing the Restricted Shares to be sold and not bearing any legend, and enable certificates for such Restricted Shares to be for such number of shares as Seller may reasonably request at least two (2) business days prior to any sale of such Restricted Shares.

SECTION 4.3

Limitation on Subsequent Registration Rights ..  From and after the date of this Agreement, the Company will not, without the prior written consent of the Holders of at least a majority of the Restricted Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would (i) allow such holder or prospective holder to demand any registration of their securities, or (ii) otherwise grant any registration rights to such holder or prospective holder that are more favorable to such holder or prospective holder than the rights granted to the Holders hereunder, without the prior written consent of the Holders of at least a majority of the Restricted Securities.  The Company represents and warrants that, as of the date hereof, the Company is not bound by any agreements or rights of the type described in the preceding sentence (except for such rights granted to the Holders under this Agreement).

5.

Miscellaneous ..

SECTION 5.1

Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Holders and shall be effective only to the extent specifically set forth in such writing.

SECTION 5.2

Term of the Agreement. This Agreement shall terminate with respect to Holder on the earlier to occur of (i) all of the Restricted Securities having been registered as provided in Article 2 (Registration Rights), or (ii) five (5) years after the date hereof.

SECTION 5.3

Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.

SECTION 5.4

Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

SECTION 5.5

Delays or Omissions. No failure to exercise or delay in the exercise of any right, power or remedy accruing to Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.

SECTION 5.6

Remedies Cumulative. All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alterative.

SECTION 5.7

Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless clearly denoted otherwise, any reference to Articles or Sections contained herein shall be to the Articles or Sections of this Agreement.

SECTION 5.8

Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, to the addresses set forth in the Loan Agreement, and shall be deemed to have been received on the day of personal delivery or within three business days after deposit in the mail, postage prepaid.

SECTION 5.9

Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Nevada applicable to contracts made and to be performed in that state.

SECTION 5.10 Final Agreement. This Agreement, together with those documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings with respect to such matters.

SECTION 5.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

[Signature Page Follows]

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement to be effective as of the day and year first above written.

AMERICA WEST RESOURCES, INC.

By:

____________________________________

Name:

____________________________________

Title:

____________________________________

[Counterpart Signature Pages Follow]

REGISTRATION RIGHTS AGREEMENT

COUNTERPART SIGNATURE PAGE

DENLY UTAH COAL, LLC,

a Texas limited liability company

By:

/s/ D. Mark von Waaden

D. Mark von Waaden, President

REGISTRATION RIGHTS AGREEMENT

COUNTERPART SIGNATURE PAGE

JOHN THOMAS BRIDGE AND

OPPORTUNITY FUND, L.P.,

a Delaware limited partnership

By:

John Thomas Capital Management Group, LLC,

its general partner

By:

/s/ George R. Jarkesy, Jr.

George R. Jarkesy, Jr.,

Its Managing Member

JOHN THOMAS BRIDGE AND

OPPORTUNITY FUND, L.P. II,

a Delaware limited partnership

By:

John Thomas Capital Management Group, LLC,

its general partner

By:

/s/ George R. Jarkesy, Jr.

George R. Jarkesy, Jr.,

Its Managing Member